SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

————

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 6, 2007 (July 5, 2007)

BAUSCH & LOMB INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

New York	1-4105	16-0345235
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	Number)

One Bausch & Lomb Place
Rochester, NY, 14604-2701
(Address of principal executive offices)

(585) 338.6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01                  Other Events.

     On July 5, 2007, the Company issued a press release entitled “Bausch & Lomb Receives Acquisition Proposal From Advanced Medical Optics For $75.00 Per Share In Cash And AMO Stock” and sent a letter to its employees regarding the acquisition proposal received from Advanced Medical Optics, Inc. Copies of the press release and letter are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are being furnished pursuant to Item 8.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 5, 2007
99.2	Letter to Bausch & Lomb Employees, dated July 5, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BAUSCH & LOMB INCORPORATED

By: /s/ Robert B. Stiles

Name:	Robert B. Stiles
Title:	Senior Vice President & General Counsel

Date: July 6, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 5, 2007
99.2	Letter to Bausch & Lomb Employees, dated July 5, 2007